EX-7.g

                                 AMENDMENT NO. 4
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             EFFECTIVE MARCH 1, 2005

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")




Effective January 16, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to update fund names, add new funds, include three new riders, and remove references to the B Series product which will not be launched. To effect these changes, the following provisions of this Agreement are hereby amended:

|X| Schedule B-1, CONTRACTS SUBJECT TO THIS REINSURANCE AGREEMENT, amendment #3, is hereby replaced by the attached Schedule B-1.

|X| Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, amendment #3, is hereby replaced by the attached Schedule B-2.





Jackson National Life Insurance Company                       ACE Tempest Life Reinsurance Ltd.



By  LISA C DRAKE                                              By  HUAN TSENG
    ------------                                                  ----------

Name  Lisa C Drake                                            Name  Huan Tseng
      ------------                                                  ----------

Title   SVP & Chief Actuary                                   Title   SVP and Chief Pricing Officer
        -------------------                                           -----------------------------

Date   January 22, 2007                                       Date  Jan 15, 2007
       ----------------                                             ------------



                                  SCHEDULE B-1

             ANNUITY CONTRACTs Subject to this Reinsurance Agreement


PERSPECTIVE II AND FIFTH THIRD PERSPECTIVE II

     o    VA220 is an individual flexible premium variable and fixed annuity

     o    VA220G is a group flexible premium variable and fixed annuity

     o    This product has two Contract options:

          o    Separate Account Investment Division option and

          o    Fixed Account Option.

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B ) GUARANTEED MINIMUM INCOME BENEFITS

FORM NUMBER                POLICY DESCRIPTION
7454                       FutureGuard effective 10/4/2004
7485                       FutureGuard effective 5/2/2005
7485A WA                   FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex            FutureGuard for Washington State effective 1/17/2006

C) OPTIONAL BENEFITS


FORM NUMBER                POLICY DESCRIPTION
7360                       Earnings Protection Benefit effective 10/4/2004
7461                       Death Benefit Option (4% Rollup) effective 10/4/2004
7476                       Death Benefit Option (4% Rollup) effective 5/2/2005
7463                       Death Benefit Option (5% Rollup) effective 10/4/2004
7475                       Death Benefit Option (5% Rollup) effective 5/2/2005
7470                       Death Benefit Option (HAV) effective 10/4/2004
7512                       Death Benefit Option (HAV) effective 1/16/2007
7462                       Death Benefit Option (Comb HAV and 4% Rollup) effective 10/4/2004
7479                       Death Benefit Option (Comb HAV and 4% Rollup) effective 5/2/2005
7464                       Death Benefit Option (Comb HAV and 5% Rollup) effective 10/4/2004
7478                       Death Benefit Option (Comb HAV and 5% Rollup) effective 5/2/2005
7513                       Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7349                       20% Additional Free Withdrawal
7465                       Shortened W/D Charge Period (5 years) effective 10/4/2004
7466                       Shortened W/D Charge Period (3 years) effective 10/4/2004 - not available for contracts issued after
                           4/30/2006
7346 03/03                 Premium Credit (4%)
7348 03/03                 Premium Credit (2%)
7352 03/03                 Premium Credit (3%)
7507                       Premium Credit (5%)
7380                       Reduced Administration Charge

Washington State Only
7471WA                     Death Benefit Option (3% Rollup) effective 10/4/2004
7481WA                     Death Benefit Option (3% Rollup) effective 5/2/2005
7472WA                     Death Benefit Option (Comb HAV and 3% Rollup) effective 10/4/2004
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup) effective 5/2/2005

PERSPECTIVE A SERIES

     o    VA230 is an individual flexible premium variable and fixed annuity

     o    VA230G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS

FORM NUMBER                POLICY DESCRIPTION
7485                       FutureGuard
7485A WA                   FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex            FutureGuard for Washington State effective 1/17/2006


C) OPTIONAL BENEFITS

FORM NUMBER                POLICY DESCRIPTION

7360                       Earnings Protection
7474                       Death Benefit Option (Return of Premium)
7475                       Death Benefit Option (5% Rollup)
7476                       Death Benefit Option (4% Rollup)
7477                       Death Benefit Option (Highest Anniversary Value)
7512                       Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7478                       Death Benefit Option (Comb HAV and 5% Rollup)
7513                       Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479                       Death Benefit Option (Comb HAV and 4% Rollup)
7507                       Premium Credit (5%)

Washington State Only
7481WA                     Death Benefit Option (3% Rollup)
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup)

PERSPECTIVE L SERIES

     o    VA210 is an individual flexible premium variable and fixed annuity

     o    VA210G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS

FORM NUMBER                POLICY DESCRIPTION
7485                       FutureGuard
7485A WA                   FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex            FutureGuard for Washington State effective 1/17/2006


C) OPTIONAL BENEFITS


FORM NUMBER                POLICY DESCRIPTION
7346 03/03                 Premium Credit (4%)
7348 03/03                 Premium Credit (2%)
7352 03/03                 Premium Credit (3%)
7507                       Premium Credit (5%)
7360                       Earnings Protection
7380                       Reduced Administration Charge
7470                       Death Benefit Option (Highest Anniversary Value)
7512                       Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475                       Death Benefit Option (5% Rollup)
7476                       Death Benefit Option (4% Rollup)
7478                       Death Benefit Option (Comb HAV and 5% Rollup)
7513                       Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479                       Death Benefit Option (Comb HAV and 4% Rollup)

Washington State Only
7481WA                     Death Benefit Option (3% Rollup)
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup)

PERSPECTIVE ADVISORS II

     o    VA410 is an individual flexible premium variable and fixed annuity

     o    VA410G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC. Share class is the 12b-1-share class. (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS

FORM NUMBER                POLICY DESCRIPTION
7485                       FutureGuard
7485A WA                   FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex            FutureGuard for Washington State effective 1/17/2006


C) OPTIONAL BENEFITS


FORM NUMBER       POLICY DESCRIPTION
7360                       Earnings Protection
7460                       Premium Credit (2%)
7470                       Death Benefit Option (Highest Anniversary Value)
7512                       Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475                       Death Benefit Option (5% Rollup)
7476                       Death Benefit Option (4% Rollup)
7478                       Death Benefit Option (Comb HAV and 5% Rollup)
7513                       Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7479                       Death Benefit Option (Comb HAV and 4% Rollup)

Washington State Only
7471WA                     Death Benefit Option (3% Rollup) effective 10/4/2004
7472WA                     Death Benefit Option (Comb HAV and 3% Rollup) effective 10/4/2004
7481WA                     Death Benefit Option (3% Rollup) effective 5/2/2005
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup) effective 5/2/2005

RETIREMENT LATITUDES

     o    VA310 is an individual flexible premium variable and fixed annuity

     o    VA310G is a group flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS

FORM NUMBER                POLICY DESCRIPTION
7485                       FutureGuard
7485A WA                   FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex            FutureGuard for Washington State effective 1/17/2006


C) OPTIONAL BENEFITS


FORM NUMBER                POLICY DESCRIPTION
7500                       Additional Free Withdrawal Option (20% of Premium)
7360                       Earnings Protection
7470                       Death Benefit Option (Highest Anniversary Value)
7512                       Death Benefit Option (Highest Anniversary Value) effective 1/16/2007
7475                       Death Benefit Option (5% Rollup)
7478                       Death Benefit Option (Comb HAV and 5% Rollup)
7513                       Death Benefit Option (Comb HAV and 5% Rollup) effective 1/16/2007
7346 03/03                 Premium Credit (4%)
7507                       Premium Credit (5%), effective 1/16/2007
7380                       Reduced Administration Charge
7499                       Shorten Withdrawal Charge Period to 4 Years

Washington State Only
7481WA                     Death Benefit Option (3% Rollup)
7482WA                     Death Benefit Option (Comb HAV and 3% Rollup)


JNL ACE 2005 TREATY SCHEDULE B-1 AMENDMENT # 4


                                                             SCHEDULE B-2

                                           Subaccounts Subject to this Reinsurance Agreement

---------------------------------------------- ------------------------------------------- ----------------------------------
FUND NAME                                      COMMENT                                     PRODUCT AVAILABILITY
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/AIM Large Cap Growth Fund                                                              All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/AIM Real Estate Fund                       New 5/2/05
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/AIM Small Cap Growth Fund                                                              All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Alger Growth Fund                                                                      All but Retirement Latitudes
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Credit Suisse Global Natural Resources     New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Credit Suisse Long/Short                   New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Eagle Core Equity Fund                                                                 All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Eagle SmallCap Equity Fund                                                             All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/FMR Balanced Fund                                                                      All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/FMR Mid-Cap Equity Fund                    Name changed from JNL/FMR Capital Growth    All
                                               Fund effective 5/1/2006
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Franklin Templeton Founding Strategy       New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Franklin Templeton Global Growth           New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Franklin Templeton Income Fund             New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Franklin Templeton Mutual Shares           New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Franklin Templeton Small Cap Value Fund    New 5/2/05
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Goldman Sachs Mid Cap Value Fund           New 5/2/05
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Goldman Sachs Short Duration Bond Fund     New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/JPM International Equity Fund              Named changed from JNL/Putnam
                                               International Equity Fund on 5/2/05
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/JPM International Value Fund                                                           All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Lazard Emerging Markets Fund               New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Lazard Mid Cap Value Fund                                                              All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Lazard Small Cap Value Fund                                                            All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management 25 Fund                                                      All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Bond Index Fund                                              All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Communications                                               All but Retirement Latitudes
Sector Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Consumer Brands                                              All but Retirement Latitudes
Sector Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Oil & Gas        Name changed from JNL/Mellon Capital        All but Retirement Latitudes
Sector Fund                                    Management Energy Sector Fund on
                                               5/2/2005
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------

---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Enhanced S&P 500                                             All
Stock Index Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Financial                                                    All but Retirement Latitudes
Sector Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Global 15 Fund                                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management International
Index Fund                                                                                 All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management JNL 5 Fund                                                   All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management JNL Optimized    New fund effective 5/1/2006                 All
5 Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Healthcare       Name changed from JNL/Mellon Capital        All but Retirement Latitudes
Sector Fund                                    Management Pharmaceutical/Healthcare
                                               Sector Fund on 5/2/05
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P (R) 24 Fund  New fund effective 5/1/2006                 All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P 400 MidCap                                               All
Index Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management S&P 500 Index                                                All
Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Select Small-Cap                                             All
Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Small Cap Index                                              All
Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Technology                                                   All but Retirement Latitudes
Sector Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Dow SM Dividend  New fund effective 1/17/2006                All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management The DowSM 10     Name changed effective 1/17/2006            All
Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management The S&P(R) 10    Name changed effective 1/17/2006            All
Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management VIP Fund                                                     All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Nasdaq(R) 15                                                 All
Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Mellon Capital Management Value Line(R)                                                All
25 Fund
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Oppenheimer Global Growth Fund                                                         All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Oppenheimer Growth Fund                                                                All but Retirement Latitudes
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/PIMCO Real Return                          New 1/16/2007                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/PIMCO Total Return Bond Fund                                                           All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/PPM America Value Equity                   Name changed from JNL/Putnam Value          All but Retirement Latitudes
                                               Equity Fund on 1/16/2007
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Putnam Equity Fund                                                                     All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Putnam Midcap Growth Fund                                                              All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Disciplined Moderate                   New 1/16/2007                               All but Fifth Third
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Disciplined Moderate Growth            New 1/16/2007                               All but Fifth Third
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Disciplined Growth                     New 1/16/2007                               All but Fifth Third
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P  Managed Growth Fund                                                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Managed Aggressive Growth Fund                                                     All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Managed Conservative Fund                                                          All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Managed Moderate Fund                                                              All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Managed Moderate Growth Fund                                                       All
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Retirement Income                      New fund effective 1/17/2006                All but Fifth Third and
                                                                                           Retirement Latitudes
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Retirement 2015                        New fund effective 1/17/2006                All but Fifth Third and
                                                                                           Retirement Latitudes
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Retirement 2020                        New fund effective 1/17/2006                All but Fifth Third and
                                                                                           Retirement Latitudes
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/S&P Retirement 2025                        New fund effective 1/17/2006                All but Fifth Third and
                                                                                           Retirement Latitudes
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Select Balanced Fund                                                                   All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Select Global Growth Fund                                                              All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Select Large Cap Growth Fund                                                           All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Select Money Market Fund                                                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Select Value Fund                                                                      All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/T. Rowe Price Established Growth Fund      JNL/Alliance Capital Growth Fund            All
                                               was merged with this fund 5/2/05.
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/T. Rowe Price Value Fund All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Western Asset High Yield Bond Fund         Name changed from JNL/Salomon Brothers      All
                                               High Yield Bond Fund effective 5/1/2006
                                               and from JNL/Western High Yield Bond Fund
                                               effective 1/16/2007.
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Western Asset Strategic Bond Fund          Name changed from JNL/Salomon Brothers      All
                                               Strategic Bond Fund  effective 5/1/2006
                                               and from JNL/Western Strategic Bond Fund
                                               effective 1/16/2007.
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
JNL/Western Asset U.S. Govt. & Quality Bond    Name changed from JNL/Salomon Brothers      All
Fund                                           U.S. Govt. & Quality Bond  Fund effective
                                               5/1/2006 and from JNL/Western U.S. Govt.
                                               & Quality Bond Fund effective 1/16/2007.
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
Fifth Third Balanced VIP Fund                                                              Fifth Third Only
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
Fifth Third Disciplined Value VIP Fund                                                     Fifth Third Only
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
Fifth Third Mid Cap VIP Fund                                                               Fifth Third Only
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
Fifth Third Quality Growth VIP Fund                                                        Fifth Third Only
---------------------------------------------- ------------------------------------------- ----------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

JNL GENERAL ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
Guaranteed Five Year Fixed                                                                 All but Advisors II and
                                                                                           Perspective A Series
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
12 Month DCA                                                                               All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
6 Month DCA                                                                                All
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
Guaranteed One Year Fixed                                                                  All but Advisors II
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
Guaranteed Seven Year Fixed                                                                All but Advisors II and
                                                                                           Perspective A Series
---------------------------------------------- ------------------------------------------- ----------------------------------
---------------------------------------------- ------------------------------------------- ----------------------------------
Guaranteed Three Year Fixed                                                                All but Advisors II and
                                                                                           Perspective A Series
---------------------------------------------- ------------------------------------------- ----------------------------------

JNL ACE 2005 TREATY SCHEDULE B-2 AMENDMENT # 4